Exhibit 99.2

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma condensed financial data gives effect to the Sale of the Membership Interest. The unaudited pro forma balance sheet as of October 31, 2008 and as of January 31, 2008 have been prepared assuming the Sale occurred as of the beginning of each respective period. The unaudited pro forma consolidated statements of operations for the nine months ended October 31, 2008 and the year ended January 31, 2008 have been prepared assuming that the Sale occurred the beginning of each respective period. The unaudited pro forma consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations of the Company or the actual results of operations that would have occurred had the Sale been consummated as of the dates indicated above.

     The unaudited pro forma consolidated financial data should be read in conjunction with the related notes in the definitive Information Statement filed with the Securities and Exchange Commission, our audited financial statements as of and for the period ended January 31, 2008 contained in our Annual Report on Form 10-KSB/A for the year ended January 31, 2008, and our unaudited financial statements contained in our Quarterly Report on Form 10-Q for the nine months ended October 31, 2008.

     THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE SALE OCCURRED AT AN EARLIER DATE.

Advanced Technologies Group Ltd.
Pro Forma Condensed Balance Sheet
      31-Jan-08

                                                                                                 (A)
                                                                            31-Jan-08          Pro Forma         Pro Forma,
                                                                           As Reported        Adjustments       As Adjusted
                                                                           -----------        -----------       -----------
ASSETS

Current assets:
  Cash & short term deposits                                               $     67,287      $  9,000,000      $  9,067,287
                                                                           ------------                        ------------
      Total current assets                                                 $     67,287                        $  9,067,287

Other assets:
  Investment in FX Direct Dealer                                              2,407,058      $ (2,407,058)                0
  Subordinated loan receivable @ 10%                                                  0      $ 18,700,000        18,700,000
  Security deposit                                                               45,000                              45,000
  Trademark- net                                                                  7,873                               7,873
                                                                           ------------                        ------------

      Total assets                                                         $  2,527,218                        $ 27,820,160
                                                                           ============                        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                      $  2,934,120      $ 12,640,000      $ 15,574,120
                                                                           ------------                        ------------
      Total current liabilities                                            $  2,934,120                        $ 15,574,120

Shareholder advance                                                               4,600      $     (4,600)                0

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common;
   13% cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares     $  1,712,601                        $  1,712,601

  Series B preferred stock, one share convertible to one share of common;
   6% cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares      4,384,754                           4,384,754

  Common stock- $.0001 par value, authorized 100,000,000 shares, issued and outstanding, 18,268,104 at January 31, 2008 and 18,056,673 at
   January 31, 2007                                                               1,827                               1,827
  Additional paid in capital                                                 32,664,364                          32,664,364
  Accumulated deficit                                                       (39,175,048)     $ 12,657,542       (26,517,506)
                                                                           ------------                        ------------
      Total shareholders' equity                                               (411,502)                          6,148,685
                                                                           ------------                        ------------

      Total Liabilities & Shareholders' Equity                             $  2,527,218                        $ 27,820,160
                                                                           ============                        ============

A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Statement of Operations
For the Year Ended January 31, 2008

                                                                                       (A)
                                                               31-Jan-08             Pro Forma               Pro Forma,
                                                              As Reported           Adjustments             As Adjusted
                                                              -----------           -----------             -----------
Revenues:
  Revenues from software maintenance                         $    919,000                                  $    919,000
  Software maintenance costs                                     (591,000)                                     (591,000)
                                                             ------------                                  ------------
      Net revenues                                           $    328,000                                  $    328,000

General and administrative expenses:
  Salaries and benefits                                      $  3,160,071           $  2,500,000           $  5,660,071
  Promotion & investor relations                                   37,501                                        37,501
  Consulting                                                        5,594                                         5,594
  General administration                                          405,646                                       405,646
  Depreciation                                                     19,079                                        19,079
                                                             ------------                                  ------------
      Total general & administrative expenses                   3,627,891                                     6,127,891
                                                             ------------                                  ------------

Net loss from operations                                     $ (3,299,891)                                 $  6,455,891

Other revenues and expenses:
  Gain on investment in FX Direct Dealer                        2,407,058           $ 26,000,000             28,407,058
  Interest income                                                   1,734           $  1,700,000              1,701,734
  Software consulting                                             100,000                                       100,000
  Sub-lease income                                                129,610                                       129,610
                                                             ------------                                  ------------

Net income (loss) before provision for income taxes          $   (661,489)                                 $ 36,794,293

Provision for income taxes                                              0           $(10,140,000)           (10,140,000)
                                                             ------------                                  ------------

Net income (loss)                                            $   (661,489)                                 $ 26,654,293
                                                             ============                                  ============
Loss per common share:
  Basic & fully diluted                                      $      (0.04)                                 $       1.47

Weighted average of common shares:
  Basic & fully diluted                                        18,085,135                                    18,085,135

A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Balance Sheet
       31-Oct-08

                                                                                                  (A)
                                                                            31-Oct-08           Pro Forma         Pro Forma,
                                                                           As Reported         Adjustments       As Adjusted
                                                                           -----------         -----------       -----------
ASSETS

Current assets:
  Cash & short term deposits                                               $     40,070       $  9,000,000      $  9,040,070
                                                                           ------------                         ------------
      Total current assets                                                 $     40,070                         $  9,040,070

Other assets:
  Investment in FX Direct Dealer                                              2,407,058       $ (2,407,058)                0
  Subordinated loan receivable @ 10%                                                  0       $ 18,416,667        18,416,667
  Trademark- net                                                                  7,419                                7,419
                                                                           ------------                         ------------

      Total assets                                                         $  2,454,547                         $ 27,464,156
                                                                           ============                         ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable & accrued expenses                                      $  3,026,380       $ 12,640,000      $ 15,666,380
                                                                           ------------                         ------------
      Total current liabilities                                            $  3,026,380                         $ 15,666,380

Shareholder advances                                                             96,386       $    (96,386)                0

Shareholders' equity:
  Series A preferred stock, one share convertible to one share of common;
   13% cumulative non-participating, authorized 1,000,000 shares at
   stated value of $3 per share, issued and outstanding 762,081 shares     $  1,712,601                         $  1,712,601

  Series B preferred stock, one share convertible to one share of common;
   6% cumulative non-participating, authorized 7,000,000 shares at
   stated value of $3 per share, issued and outstanding 1,609,955 shares      4,384,754                            4,384,754

  Common stock- $.0001 par value, authorized 100,000,000 shares,
   issued and outstanding, 18,268,104 shares                                      1,827                                1,827
  Additional paid in capital                                                 32,664,364                           32,664,364
  Accumulated deficit                                                       (39,431,765)      $ 12,465,995       (26,965,770)
                                                                           ------------                         ------------
      Total shareholders' equity                                               (668,219)                           5,700,421
                                                                           ------------                         ------------

      Total Liabilities & Shareholders' Equity                             $  2,454,547                         $ 27,464,156
                                                                           ============                         ============

A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.

Advanced Technologies Group Ltd.
Pro Forma Condensed Statement of Operations
For the Nine Months Ended October 31, 2008

                                                                               (A)
                                                        31-Oct-08           Pro Forma           Pro Forma,
                                                       As Reported         Adjustments         As Adjusted
                                                       -----------         -----------         -----------
Revenues:
  Revenues from software maintenance                   $          0                            $          0
  Software maintenance costs                                      0                                       0
                                                       ------------                            ------------
      Net revenues                                     $          0                            $          0

General and administrative expenses:
  Salaries and benefits                                $    106,533        $  2,500,000        $  2,606,533
  Promotion & investor relations                             17,690                                  17,690
  Consulting                                                  2,300                                   2,300
  General administration                                    161,155                                 161,155
                                                       ------------                            ------------
      Total general & administrative expenses               287,678                               2,787,678
                                                       ------------                            ------------

Net loss from operations                               $   (287,678)                           $ (2,787,678)

Other revenues and expenses:
  Gain on investment in FX Direct Dealer                          0        $ 23,592,942        $ 23,592,942
  Interest income                                                69        $  1,416,667           1,416,736
  Sub-lease income                                           30,892                                  30,892
                                                       ------------                            ------------

Net loss before provision for income taxes             $   (256,717)                           $ 22,252,892

Provision for income taxes                                        0        $(10,140,000)        (10,140,000)
                                                       ------------                            ------------

Net loss                                               $   (256,717)                           $ 12,112,892
                                                       ============                            ============
Loss per common share:
  Basic & fully diluted                                $      (0.01)                           $       0.66

Weighted average of common shares:
  Basic & fully diluted                                  18,268,104                              18,268,104

A. To reflect the sale of the 25% interest in FX Direct Dealer for $9 million and a $17 million subordinated loan due in three years at 10%.